Offerings - Offering: 1	Feb. 25, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 430,918,714.71
Fee Rate	0.01381%
Amount of Registration Fee	$ 59,509.87
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 17,285,147 Class I Shares of Goldman Sachs Private Credit Corp. at a price equal to $24.93 per share, which represents the Fund's net asset value as of January 31, 2026. (2) Calculated at $138.10 per $1,000,000 of the transaction value of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026, which is effective October 1, 2025.